EXHIBIT 99.2
                                 ------------

                The Confirmation, dated as of February 28, 2006

[UBS Company Logo]


Date:                      28 February 2006

To:                        UBS Real Estate Securities, Inc. ("Counterparty")

Attention:                 Swaps Administration

From:                      UBS AG, London Branch ("UBS AG")

Subject: Amendment to Interest Rate Cap Transaction UBS AG Ref: 37300379, Amendment 1
Dear Sirs

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

This Confirmation represents an amendment and restatement of any prior written communication between the parties with respect to the Transaction.

The definitions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

UBS, Counterparty and The Bank of New York, not in its individual capacity, but solely as Trustee of the Supplemental Interest Trust for CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-OA5 (the "Transferee") have entered into an assignment agreement (the "Assignment Agreement") relating to this Transaction. Upon payment of the Fixed Amount and satisfaction of any other conditions described herein, as of February 28, 2006 (the "Transfer Date"), under the terms of the Assignment Agreement, among other things, Counterparty will transfer its interest as Counterparty to the Transaction under this Confirmation to the Transferee, and under which the Transferee shall assume the rights and obligations of Counterparty to the Transaction under this Confirmation (the "Transfer"). Upon Transfer of this Transaction to the Transferee, all references to Party B or the Counterparty or words of similar meaning or import shall be deemed to be a reference to the Transferee.

As of the date of such Transfer, the Transferee and UBS will be deemed to enter into an ISDA Master Agreement in the form of the 1992 ISDA Master Agreement (Multicurrency - Cross Border) published by the International Swaps and Derivatives Association, Inc. (the "Form ISDA Master Agreement") without any Schedule, except for the elections and modifications that are provided in this Confirmation. As of the date of such Transfer, as between the Transferee and UBS, this Confirmation shall be deemed to supplement, form a part of, and be subject to the Form ISDA Master Agreement. All provisions contained in the Form ISDA Master Agreement shall govern this Confirmation except as expressly modified herein.

The terms of the particular Interest Rate Cap Transaction to which this Confirmation relates are as follows:

General Terms
-------------

Trade Date:                                  28 February 2006

Effective Date                               25 April 2008

Termination Date:                            25 September 2018, subject to
                                             adjustment in accordance with the
                                             Modified Following Business Day
                                             Convention.

Calculation Amount:                          Initially USD 1,580,171.38
                                             amortizing as per the Amortization
                                             Schedule below

Amortization Schedule:
---------------------------------------------------------------------------------------------------------------------
Period from and including:                        Period up to but excluding:              Calculation Amount
---------------------------------------------------------------------------------------------------------------------
             Effective Date                                25-May-08                         USD 1,580,171.38
---------------------------------------------------------------------------------------------------------------------
                  25-May-08                                25-Jun-08                         USD 1,546,397.22
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-08                                25-Jul-08                         USD 1,513,357.88
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-08                                25-Aug-08                         USD 1,481,037.12
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-08                                25-Sep-08                         USD 1,449,419.07
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-08                                25-Oct-08                         USD 1,418,488.20
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-08                                25-Nov-08                         USD 1,388,229.33
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-08                                25-Dec-08                         USD 1,358,627.63
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-08                                25-Jan-09                         USD 1,329,668.60
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-09                                25-Feb-09                         USD 1,301,291.97
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-09                                25-Mar-09                         USD 1,273,487.39
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-09                                25-Apr-09                         USD 1,246,056.28
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-09                                25-May-09                         USD 1,219,204.52
---------------------------------------------------------------------------------------------------------------------
                  25-May-09                                25-Jun-09                         USD 1,192,941.30
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-09                                25-Jul-09                         USD 1,167,194.74
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-09                                25-Aug-09                         USD 1,141,888.91
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-09                                25-Sep-09                         USD 1,117,139.03
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-09                                25-Oct-09                         USD 1,092,930.48
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-09                                25-Nov-09                         USD 1,069,243.14
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-09                                25-Dec-09                         USD 1,046,041.67
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-09                                25-Jan-10                         USD 1,044,668.73
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-10                                25-Feb-10                         USD 1,043,295.78
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-10                                25-Mar-10                         USD 1,041,922.84
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-10                                25-Apr-10                         USD 1,040,549.89
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-10                                25-May-10                         USD 1,039,176.94
---------------------------------------------------------------------------------------------------------------------
                  25-May-10                                25-Jun-10                         USD 1,037,804.00
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-10                                25-Jul-10                         USD 1,036,431.05
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-10                                25-Aug-10                         USD 1,035,058.10
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-10                                25-Sep-10                         USD 1,033,685.16
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-10                                25-Oct-10                         USD 1,032,312.21
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-10                                25-Nov-10                         USD 1,030,939.27
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-10                                25-Dec-10                         USD 1,029,566.32
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-10                                25-Jan-11                         USD 1,028,193.38
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-11                                25-Feb-11                         USD 1,026,820.43
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-11                                25-Mar-11                         USD 1,025,447.48
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-11                                25-Apr-11                         USD 1,024,074.54
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-11                                25-May-11                         USD 1,022,701.59
---------------------------------------------------------------------------------------------------------------------
                  25-May-11                                25-Jun-11                         USD 1,021,328.64
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                  25-Jun-11                                25-Jul-11                         USD 1,019,955.70
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-11                                25-Aug-11                         USD 1,018,582.75
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-11                                25-Sep-11                         USD 1,017,209.81
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-11                                25-Oct-11                         USD 1,015,836.86
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-11                                25-Nov-11                         USD 1,014,463.92
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-11                                25-Dec-11                           USD 989,309.01
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-11                                25-Jan-12                           USD 964,770.08
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-12                                25-Feb-12                           USD 940,832.16
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-12                                25-Mar-12                           USD 917,480.67
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-12                                25-Apr-12                           USD 894,701.37
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-12                                25-May-12                           USD 872,480.36
---------------------------------------------------------------------------------------------------------------------
                  25-May-12                                25-Jun-12                           USD 850,804.10
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-12                                25-Jul-12                           USD 829,659.33
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-12                                25-Aug-12                           USD 809,033.16
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-12                                25-Sep-12                           USD 788,912.98
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-12                                25-Oct-12                           USD 769,286.49
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-12                                25-Nov-12                           USD 750,141.70
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-12                                25-Dec-12                           USD 731,466.89
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-12                                25-Jan-13                           USD 713,250.63
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-13                                25-Feb-13                           USD 695,481.78
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-13                                25-Mar-13                           USD 678,149.45
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-13                                25-Apr-13                           USD 661,243.02
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-13                                25-May-13                           USD 644,752.13
---------------------------------------------------------------------------------------------------------------------
                  25-May-13                                25-Jun-13                           USD 628,666.66
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-13                                25-Jul-13                           USD 612,976.76
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-13                                25-Aug-13                           USD 597,672.78
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-13                                25-Sep-13                           USD 582,745.33
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-13                                25-Oct-13                           USD 568,185.25
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-13                                25-Nov-13                           USD 553,983.58
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-13                                25-Dec-13                           USD 540,131.59
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-13                                25-Jan-14                           USD 526,620.76
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-14                                25-Feb-14                           USD 513,442.78
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-14                                25-Mar-14                           USD 500,589.53
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-14                                25-Apr-14                           USD 488,053.10
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-14                                25-May-14                           USD 475,825.76
---------------------------------------------------------------------------------------------------------------------
                  25-May-14                                25-Jun-14                           USD 463,899.98
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-14                                25-Jul-14                           USD 452,268.38
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-14                                25-Aug-14                           USD 440,923.81
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-14                                25-Sep-14                           USD 429,859.25
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-14                                25-Oct-14                           USD 419,067.87
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-14                                25-Nov-14                           USD 408,543.00
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-14                                25-Dec-14                           USD 398,278.14
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-14                                25-Jan-15                           USD 388,266.92
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-15                                25-Feb-15                           USD 378,503.16
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-15                                25-Mar-15                           USD 368,980.81
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-15                                25-Apr-15                           USD 359,693.97
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-15                                25-May-15                           USD 350,636.89
---------------------------------------------------------------------------------------------------------------------
                  25-May-15                                25-Jun-15                           USD 341,803.94
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-15                                25-Jul-15                           USD 333,189.64
---------------------------------------------------------------------------------------------------------------------


                  25-Jul-15                                25-Aug-15                           USD 324,788.66
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-15                                25-Sep-15                           USD 316,595.76
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-15                                25-Oct-15                           USD 308,605.87
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-15                                25-Nov-15                           USD 300,814.00
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-15                                25-Dec-15                           USD 293,215.32
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-15                                25-Jan-16                           USD 285,805.08
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-16                                25-Feb-16                           USD 278,578.69
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-16                                25-Mar-16                           USD 271,531.63
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-16                                25-Apr-16                           USD 264,659.51
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-16                                25-May-16                           USD 257,958.04
---------------------------------------------------------------------------------------------------------------------
                  25-May-16                                25-Jun-16                           USD 251,423.04
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-16                                25-Jul-16                           USD 245,050.43
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-16                                25-Aug-16                           USD 238,836.22
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-16                                25-Sep-16                           USD 232,776.54
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-16                                25-Oct-16                           USD 226,867.59
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-16                                25-Nov-16                           USD 221,105.66
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-16                                25-Dec-16                           USD 215,487.16
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-16                                25-Jan-17                           USD 210,008.56
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-17                                25-Feb-17                           USD 204,666.42
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-17                                25-Mar-17                           USD 199,457.39
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-17                                25-Apr-17                           USD 194,378.21
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-17                                25-May-17                           USD 189,425.68
---------------------------------------------------------------------------------------------------------------------
                  25-May-17                                25-Jun-17                           USD 184,596.68
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-17                                25-Jul-17                           USD 179,888.18
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-17                                25-Aug-17                           USD 175,297.22
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-17                                25-Sep-17                           USD 170,820.91
---------------------------------------------------------------------------------------------------------------------
                  25-Sep-17                                25-Oct-17                           USD 166,456.42
---------------------------------------------------------------------------------------------------------------------
                  25-Oct-17                                25-Nov-17                           USD 162,201.00
---------------------------------------------------------------------------------------------------------------------
                  25-Nov-17                                25-Dec-17                           USD 158,051.96
---------------------------------------------------------------------------------------------------------------------
                  25-Dec-17                                25-Jan-18                           USD 154,006.70
---------------------------------------------------------------------------------------------------------------------
                  25-Jan-18                                25-Feb-18                           USD 150,062.64
---------------------------------------------------------------------------------------------------------------------
                  25-Feb-18                                25-Mar-18                           USD 146,217.29
---------------------------------------------------------------------------------------------------------------------
                  25-Mar-18                                25-Apr-18                           USD 142,468.24
---------------------------------------------------------------------------------------------------------------------
                  25-Apr-18                                25-May-18                           USD 138,813.09
---------------------------------------------------------------------------------------------------------------------
                  25-May-18                                25-Jun-18                           USD 135,249.53
---------------------------------------------------------------------------------------------------------------------
                  25-Jun-18                                25-Jul-18                           USD 131,775.31
---------------------------------------------------------------------------------------------------------------------
                  25-Jul-18                                25-Aug-18                           USD 128,388.22
---------------------------------------------------------------------------------------------------------------------
                  25-Aug-18                         Termination Date                           USD 125,086.11
---------------------------------------------------------------------------------------------------------------------

The dates in the above schedule with the exception of the Effective Date will be subject to adjustment in accordance with the Modified Following Business Day Convention.



Seller of the Cap:                           UBS AG

Buyer of the Cap:                            Counterparty

Calculation Agent:                           UBS AG; provided, however,
                                             that if an Event of Default
                                             occurs where UBS AG is the
                                             Defaulting Party, and such Event
                                             of Default remains in effect,
                                             then Counterparty may appoint a
                                             financial institution that is a
                                             Reference Market-maker to act as
                                             the Calculation.



Business Days:                                New York

Broker:                                       None

Fixed Amounts

Fixed Rate Payer:                            Counterparty

Fixed Amount:                                USD 1,569,000.00

Fixed Rate Payer Payment Date:               28 February 2006

Business Day Convention:                     Not Applicable

Floating Amounts
----------------

Floating Rate Payer:                         UBS AG

Cap Rate:                                    As per Cap Rate Schedule A

-----------------------------------------------------------------------------------------------------------------------
Cap Rate Schedule A:
--------------------

   Period from and including:                   Period up to but excluding:              Cap Rate (percent per annum):
                                                                                         -----------------------------
-----------------------------------------------------------------------------------------------------------------------
               Effective Date                                25-May-08                           6.80
-----------------------------------------------------------------------------------------------------------------------
                    25-May-08                                25-Jun-08                           6.84
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-08                                25-Jul-08                           6.88
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-08                                25-Aug-08                           6.90
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-08                                25-Sep-08                           6.93
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-08                                25-Oct-08                           6.95
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-08                                25-Nov-08                           6.96
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-08                                25-Dec-08                           6.95
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-08                                25-Jan-09                           6.95
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-09                                25-Feb-09                           6.95
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-09                                25-Mar-09                           6.95
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-09                                25-Apr-09                           6.93
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-09                                25-May-09                           6.92
-----------------------------------------------------------------------------------------------------------------------
                    25-May-09                                25-Jun-09                           6.91
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-09                                25-Jul-09                           6.89
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-09                                25-Aug-09                           6.87
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-09                                25-Sep-09                           6.85
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-09                                25-Oct-09                           6.81
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-09                                25-Nov-09                           6.77
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-09                                25-Dec-09                           6.72
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-09                                25-Jan-10                           6.73
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-10                                25-Feb-10                           6.73
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-10                                25-Mar-10                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-10                                25-Apr-10                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-10                                25-May-10                           6.75
-----------------------------------------------------------------------------------------------------------------------
                    25-May-10                                25-Jun-10                           6.75


-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-10                                25-Jul-10                           6.76
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-10                                25-Aug-10                           6.76
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-10                                25-Sep-10                           6.77
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-10                                25-Oct-10                           6.77
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-10                                25-Nov-10                           6.78
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-10                                25-Dec-10                           6.78
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-10                                25-Jan-11                           6.79
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-11                                25-Feb-11                           6.79
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-11                                25-Mar-11                           6.80
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-11                                25-Apr-11                           6.80
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-11                                25-May-11                           6.81
-----------------------------------------------------------------------------------------------------------------------
                    25-May-11                                25-Jun-11                           6.81
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-11                                25-Jul-11                           6.82
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-11                                25-Aug-11                           6.82
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-11                                25-Sep-11                           6.83
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-11                                25-Oct-11                           6.83
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-11                                25-Nov-11                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-11                                25-Dec-11                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-11                                25-Jan-12                           6.75
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-12                                25-Feb-12                           6.75
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-12                                25-Mar-12                           6.75
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-12                                25-Apr-12                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-12                                25-May-12                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-May-12                                25-Jun-12                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-12                                25-Jul-12                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-12                                25-Aug-12                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-12                                25-Sep-12                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-12                                25-Oct-12                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-12                                25-Nov-12                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-12                                25-Dec-12                           6.75
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-12                                25-Jan-13                           6.75
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-13                                25-Feb-13                           6.75
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-13                                25-Mar-13                           6.74
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-13                                25-Apr-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-13                                25-May-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-May-13                                25-Jun-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-13                                25-Jul-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-13                                25-Aug-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-13                                25-Sep-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-13                                25-Oct-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-13                                25-Nov-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-13                                25-Dec-13                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-13                                25-Jan-14                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-14                                25-Feb-14                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-14                                25-Mar-14                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-14                                25-Apr-14                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-14                                25-May-14                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-May-14                                25-Jun-14                           6.65
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-14                                25-Jul-14                           6.64
-----------------------------------------------------------------------------------------------------------------------


                    25-Jul-14                                25-Aug-14                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-14                                25-Sep-14                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-14                                25-Oct-14                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-14                                25-Nov-14                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-14                                25-Dec-14                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-14                                25-Jan-15                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-15                                25-Feb-15                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-15                                25-Mar-15                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-15                                25-Apr-15                           6.64
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-15                                25-May-15                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-May-15                                25-Jun-15                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-15                                25-Jul-15                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-15                                25-Aug-15                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-15                                25-Sep-15                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-15                                25-Oct-15                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-15                                25-Nov-15                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-15                                25-Dec-15                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-15                                25-Jan-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-16                                25-Feb-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-16                                25-Mar-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-16                                25-Apr-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-16                                25-May-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-May-16                                25-Jun-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-16                                25-Jul-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-16                                25-Aug-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-16                                25-Sep-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-16                                25-Oct-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-16                                25-Nov-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-16                                25-Dec-16                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-16                                25-Jan-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-17                                25-Feb-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-17                                25-Mar-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-17                                25-Apr-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-17                                25-May-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-May-17                                25-Jun-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-17                                25-Jul-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-17                                25-Aug-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Aug-17                                25-Sep-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Sep-17                                25-Oct-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Oct-17                                25-Nov-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Nov-17                                25-Dec-17                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Dec-17                                25-Jan-18                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jan-18                                25-Feb-18                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Feb-18                                25-Mar-18                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Mar-18                                25-Apr-18                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Apr-18                                25-May-18                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-May-18                                25-Jun-18                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jun-18                                25-Jul-18                           4.00
-----------------------------------------------------------------------------------------------------------------------
                    25-Jul-18                                25-Aug-18                           4.00
-----------------------------------------------------------------------------------------------------------------------


                    25-Aug-18                         Termination Date                           4.00
-----------------------------------------------------------------------------------------------------------------------

Floating Amount:                             To be determined in accordance
                                             with the following formula:
                                             Greater of
                                             (1) 250 * Calculation Amount *
                                             Floating Rate Day Count Fraction
                                             * (Floating Rate-Cap Rate per
                                             Schedule A) and (2) 0

Floating Rate Option:                        USD-LIBOR-BBA, provided however,
                                             that if the Floating Rate
                                             determined from such Floating
                                             Rate Option for any Calculation
                                             Period is greater than the
                                             corresponding rate as shown in
                                             Cap Rate Schedule B, the Floating
                                             Rate for such Calculation Period
                                             shall be deemed equal to the
                                             corresponding rate as shown in
                                             Cap Rate Schedule B.

-----------------------------------------------------------------------------------------------------------------------
Cap Rate Schedule B:
--------------------


Period from and including:                       Period up to but excluding:       Cap Rate (percent per annum):

-----------------------------------------------------------------------------------------------------------------------
              Effective Date                                25-May-08                            7.38
-----------------------------------------------------------------------------------------------------------------------
                   25-May-08                                25-Jun-08                            7.42
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-08                                25-Jul-08                            7.46
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-08                                25-Aug-08                            7.48
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-08                                25-Sep-08                            7.51
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-08                                25-Oct-08                            7.53
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-08                                25-Nov-08                            7.54
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-08                                25-Dec-08                            7.53
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-08                                25-Jan-09                            7.53
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-09                                25-Feb-09                            7.53
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-09                                25-Mar-09                            7.53
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-09                                25-Apr-09                            7.51
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-09                                25-May-09                            7.50
-----------------------------------------------------------------------------------------------------------------------
                   25-May-09                                25-Jun-09                            7.49
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-09                                25-Jul-09                            7.47
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-09                                25-Aug-09                            7.45
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-09                                25-Sep-09                            7.43
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-09                                25-Oct-09                            7.39
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-09                                25-Nov-09                            7.35
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-09                                25-Dec-09                            7.30
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-09                                25-Jan-10                            6.93
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-10                                25-Feb-10                            6.93
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-10                                25-Mar-10                            6.94
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-10                                25-Apr-10                            6.94
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-10                                25-May-10                            6.95
-----------------------------------------------------------------------------------------------------------------------
                   25-May-10                                25-Jun-10                            6.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-10                                25-Jul-10                            6.96
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-10                                25-Aug-10                            6.96
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-10                                25-Sep-10                            6.97
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-10                                25-Oct-10                            6.97
-----------------------------------------------------------------------------------------------------------------------


                   25-Oct-10                                25-Nov-10                            6.98
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-10                                25-Dec-10                            6.98
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-10                                25-Jan-11                            6.99
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-11                                25-Feb-11                            6.99
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-11                                25-Mar-11                            7.00
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-11                                25-Apr-11                            7.00
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-11                                25-May-11                            7.01
-----------------------------------------------------------------------------------------------------------------------
                   25-May-11                                25-Jun-11                            7.01
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-11                                25-Jul-11                            7.02
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-11                                25-Aug-11                            7.02
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-11                                25-Sep-11                            7.03
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-11                                25-Oct-11                            7.03
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-11                                25-Nov-11                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-11                                25-Dec-11                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-11                                25-Jan-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-12                                25-Feb-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-12                                25-Mar-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-12                                25-Apr-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-12                                25-May-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-May-12                                25-Jun-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-12                                25-Jul-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-12                                25-Aug-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-12                                25-Sep-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-12                                25-Oct-12                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-12                                25-Nov-12                            7.98
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-12                                25-Dec-12                            8.07
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-12                                25-Jan-13                            8.13
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-13                                25-Feb-13                            8.19
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-13                                25-Mar-13                            8.26
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-13                                25-Apr-13                            8.31
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-13                                25-May-13                            8.35
-----------------------------------------------------------------------------------------------------------------------
                   25-May-13                                25-Jun-13                            8.40
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-13                                25-Jul-13                            8.42
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-13                                25-Aug-13                            8.45
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-13                                25-Sep-13                            8.47
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-13                                25-Oct-13                            8.46
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-13                                25-Nov-13                            8.47
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-13                                25-Dec-13                            8.47
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-13                                25-Jan-14                            8.45
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-14                                25-Feb-14                            8.43
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-14                                25-Mar-14                            8.41
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-14                                25-Apr-14                            8.38
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-14                                25-May-14                            8.34
-----------------------------------------------------------------------------------------------------------------------
                   25-May-14                                25-Jun-14                            8.29
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-14                                25-Jul-14                            8.25
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-14                                25-Aug-14                            8.20
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-14                                25-Sep-14                            8.12
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-14                                25-Oct-14                            8.04
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-14                                25-Nov-14                            7.95
-----------------------------------------------------------------------------------------------------------------------


                   25-Nov-14                                25-Dec-14                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-14                                25-Jan-15                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-15                                25-Feb-15                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-15                                25-Mar-15                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-15                                25-Apr-15                            7.95
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-15                                25-May-15                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-May-15                                25-Jun-15                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-15                                25-Jul-15                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-15                                25-Aug-15                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-15                                25-Sep-15                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-15                                25-Oct-15                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-15                                25-Nov-15                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-15                                25-Dec-15                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-15                                25-Jan-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-16                                25-Feb-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-16                                25-Mar-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-16                                25-Apr-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-16                                25-May-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-May-16                                25-Jun-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-16                                25-Jul-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-16                                25-Aug-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-16                                25-Sep-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-16                                25-Oct-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-16                                25-Nov-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-16                                25-Dec-16                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-16                                25-Jan-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-17                                25-Feb-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-17                                25-Mar-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-17                                25-Apr-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-17                                25-May-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-May-17                                25-Jun-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-17                                25-Jul-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-17                                25-Aug-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-17                                25-Sep-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Sep-17                                25-Oct-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Oct-17                                25-Nov-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Nov-17                                25-Dec-17                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Dec-17                                25-Jan-18                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jan-18                                25-Feb-18                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Feb-18                                25-Mar-18                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Mar-18                                25-Apr-18                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Apr-18                                25-May-18                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-May-18                                25-Jun-18                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jun-18                                25-Jul-18                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Jul-18                                25-Aug-18                            4.50
-----------------------------------------------------------------------------------------------------------------------
                   25-Aug-18                         Termination Date                            4.50
-----------------------------------------------------------------------------------------------------------------------

Designated Maturity:                         One Month

Spread:                                      None

Floating Rate Day Count Fraction:            Actual/360

Floating  Rate Payer Period End Dates:       25 January, 25 February, 25
                                             March, 25 April, 25 May, 25 June,
                                             25 July, 25 August, 25 September,
                                             25 October, 25 November and 25
                                             December, in each year, from and
                                             including 25 May 2008, up to and
                                             including the Termination Date,
                                             subject to adjustment in
                                             accordance with the Business Day
                                             Convention.

Floating Rate Payer Payment Dates:           Early Payment shall be applicable.
                                             The Floating Rate Payer Payment
                                             Dates shall be two Business Days
                                             prior to each Floating Rate Payer
                                             Period End Date.

Reset Dates:                                 First day of each Calculation
                                             Period.

Business Day Convention:                     Modified Following

Additional Provisions
(i) "Specified Entity" means in relation to UBS AG and Counterparty for the purpose of: --

         Section 5(a)(v),   Not Applicable
         Section 5(a)(vi),  Not Applicable
         Section 5(a)(vii), Not Applicable
         Section 5(b)(iv),  Not Applicable

(ii) "Specified Transaction" will be inapplicable to UBS AG and the Counterparty.

(iii) The "Breach of Agreement" provisions of Section 5(a)(ii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(iv) The "Credit Support Default" provisions of Section 5(a)(iii) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(v) The "Misrepresentation" provisions of Section 5(a)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vi) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(vii) The "Cross Default" provisions of Section 5(a)(vi) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(viii) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(ix) The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will be inapplicable to UBS AG and the Counterparty.

(x) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision will not be applicable if any provision of
         Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) is held to the invalid or unenforceable, provided, further, that the parties agree to first use reasonable efforts to amend the affected provisions of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with, such section) so as to preserve the original intention of the parties. The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(xi) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(xii) Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING IN CONNECTION WITH THIS AGREEMENT, ANY CREDIT SUPPORT DOCUMENT TO WHICH IT IS A PARTY, OR ANY TRANSACTION. EACH PARTY ALSO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO THE OTHER PARTY'S ENTERING INTO THIS AGREEMENT.

(xiii) Fully Paid Transaction. Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Counterparty has satisfied all of its payment obligations under Section 2(a)(i) of the Agreement with respect to this Transaction, and unless UBS AG is required to return (whether pursuant to an order of a court with due authority to cause UBS AG to be required to return any such payment to Counterparty (or any duly authorized representative thereof) or whether otherwise pursuant to appropriate proceedings to return to Counterparty (or any duly authorized representative thereof)) or UBS AG otherwise returns to Counterparty (or any duly authorized representative thereof) upon demand of Counterparty (or any duly authorized representative thereof) any portion of such payment, then: (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to Counterparty as the Defaulting Party in respect of this Transaction and (b) UBS AG shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement in respect of this Transaction only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to UBS AG as the Affected Party or Section 5(b)(iii) of the Agreement with respect to UBS AG as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Counterparty's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date, each as defined in this Confirmation.

(xiv) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to the conflict of law provisions thereof (other than New York General Obligations Law Sections 5-1401 and 5-1402).

(xv) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction; provided, however, that upon the designation of any Early Termination Date, in addition to, and not in limitation of any other right or remedy under applicable law, UBS AG may, by notice to Counterparty require Counterparty to set off any sum or obligation that UBS AG owed to Counterparty against any collateral currently held by Counterparty that UBS AG has posted to Counterparty, and Counterparty shall effect such setoff promptly, if and to the extent permitted to do so under applicable law, provided that Counterparty's exercise of this setoff is not stayed or otherwise delayed by order of any court, regulatory authority or other governmental agency or any receiver other person appointed in respect of UBS AG or any of its property.

(xvi) Proceedings. UBS AG covenants and agrees that it will not institute against or join any other person in instituting against the Counterparty any bankruptcy, reorganization, arrangement, insolvency, winding up or liquidation proceedings, or other proceedings under any United States federal or state, or other bankruptcy, insolvency, liquidation, or similar law, in connection with any obligations relating to this Transaction or otherwise prior to the date that is one year and one day or, if longer, the applicable preference period after all the Group I certificates (the "Certificates") have been paid in full; provided, that this paragraph shall not restrict or prohibit UBS AG, after the filing of any proceeding filed independently of UBS AG, from joining any other person, including without limitation the Bank of New York, in any bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or other analogous proceedings relating to Counterparty under any bankruptcy or similar law.

(xvii) The ISDA Form is hereby amended as follows: for the purposes of this Transaction, the word "third" shall be replaced by he word "first" in the third line of Section 5(a)(i) of the ISDA Form; provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under Section 5(a)(i) if, as demonstrated to the reasonable satisfaction of the other party, (a) the failure to pay or deliver is caused by an error or omission of an administrative or operational nature; and (b) funds or the relevant instrument were available to such party to enable it to make the relevant payment or delivery when due; and (c) such relevant payment is made within three Business Days following receipt of written notice from the other party of such failure to pay.

(xvii)   Multibranch Party. For the purpose of Section 10(c) of the Agreement:

         (i) UBS AG is a Multibranch Party and may act through its branches in any of the following territories or countries: England and Wales, France, Hong Kong, United States of America, Singapore, Sweden and Switzerland.

         (ii) Counterparty is not a Multibranch Party.

(xix)    Payments on Early Termination. For the purpose of Section 6(e) of this
         Agreement:

         (i) Market Quotation will apply.
         (ii) The Second Method will apply.

(xx)     Event of Default relating to Bankruptcy. Clause (2) of Section 5(a)
         (vii) shall not apply to Counterparty.

(xxi) "Affiliate" will have the meaning specified in Section 14 of the ISDA Form Master Agreement, provided that the Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

(xxii) Credit Support Provider and Credit Support Document: shall not apply to either party

(xxiii) Additional Termination Event: If a Rating Agency Downgrade or a Subsequent Rating Agency Downgrade has occurred and UBS AG has not within the applicable time frame specified in clause (xxiv) below, complied with the applicable terms set forth in clause
          (xxiv) below, then an Additional Termination Event shall have occurred with respect to UBS AG and UBS AG shall be the sole Affected Party with respect to such Additional Termination Event.

(xxiv) Rating Agency Downgrade. In the event of a Rating Agency Downgrade (as defined below) with respect to UBS AG (or any applicable Credit Support Provider), unless within thirty (30) days after the occurrence of such event, each Relevant Rating Agency has reconfirmed in writing the rating of the Certificates which was in effect immediately prior to such Rating Agency Downgrade, shall, at its sole expense, and within 30 days, either:

         (1)      deliver collateral subject to the Rating Agency Condition;
                  or

         (2) assign this Agreement to, or obtain a replacement master agreement and transaction thereunder, subject to the Rating Agency Condition (the documentation of which satisfies each Relevant Rating Agency) with any bank or financial institution (or any party providing credit support on such Person's behalf) that meets or exceeds the Approved Rating Threshold; or

         (3) establish any other arrangement satisfactory to each Relevant Rating Agency subject to the Rating Agency Condition.

         If UBS AG elects to deliver collateral as described in clause (i) above, such collateral shall be governed by the ISDA form of Credit Support Annex (NY law form) (as amended, supplemented or otherwise modified from time to time), as such form is agreed to by UBS and Counterparty.

         For the purposes hereof, a Rating Agency Downgrade will have occurred if: (i) UBS AG's short-term unsecured and unsubordinated debt rating (the "Short Term Rating") is reduced below "A-1" by S&P or UBS AG's long-term unsecured and unsubordinated debt rating (the "Long Term Rating") or reduced below "A+" by S&P: or (ii) UBS AG's Short Term Rating is reduced below "P-1" by Moody's or UBS AG's Long Term Rating is withdrawn or reduced below "A2" by Moody's or UBS AG's Short-Term Rating or Long-Term Rating is placed on watch for downgrade by Moody's.

         In addition, it being further understood that if UBS AG's Short Term Rating is reduced below "A-3 " by S&P or UBS AG's Long Term Rating is withdrawn or reduced below "BBB-" by S&P or UBS AG's Short-Term Rating is reduced below P-2 by Moody's or UBS AG's Long-Term Rating is reduced below A3 by Moody's (referred to as a "Subsequent Rating Agency Downgrade"), then UBS AG shall deliver such collateral as may be required by a Relevant Rating Agency, subject to the Rating Agency Condition, and (unless within ten (10) days after the occurrence of such Subsequent Rating Agency Downgrade, each Rating Agency has reconfirmed in writing the rating of the Certificates which was in effect immediately prior to such Subsequent Rating Agency Downgrade), at its sole expense, and within 10 business days, assign this Transaction to, or obtain a replacement master agreement and transaction thereunder, subject to the Rating Agency Condition (the documentation of which satisfies each Relevant Rating Agency) with any bank or financial institution (or any party providing credit support on such Person's behalf) that satisfies the Approved Rating Threshold.

         The lowest rating that would not result in a Rating Agency Downgrade is referred to as the "Approved Rating Threshold".

           For the purposes hereof:

           "Moody's" means Moody's Investors Service, Inc.

         "S&P" means Standard & Poor's Rating Services Group, a division of The McGraw-Hill Companies, Inc. S&P is also referred to individually as the "Swap Rating Agency".

         "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with the Relevant Rating Agency then providing a rating of the Certificates and received a prior written confirmation that the proposed action or inaction would not cause a downgrading or withdrawal of the then-current rating of the Certificates.

         "Relevant Rating Agency" means, each of Moody's and S&P.

(xxv) Transfer, Amendment and Assignment: Other than the Transfer under the Assignment Agreement, no transfer, assignment, amendment, modification or waiver in respect of this Transaction will be effective unless the Rating Agency Condition is satisfied. The foregoing shall not, however, create any obligation on the part of UBS AG to provide any such written notice

(xxvi) Payer Tax Representations: For the purposes of Section 3(e) of the Master Agreement, UBS AG will make the following representation and Counterparty will not make the following representation: it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on
         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(xxvii) Payee Tax Representations: For the purpose of Section 3(f) of the Master Agreement, the Counterparty makes the following representation:

         1) To the extent that the Counterparty is UBS Real Estate Securities, Inc. the Counterparty is incorporated under the laws of the State of Delaware and regarded as a corporation for U.S. Federal income tax purposes.

         2) To the extent that the Counterparty is the Transferee, the counterparty is a common law trust formed under the laws of the State of New York and regarded as a grantor trust owned proportionately by the holders of the LIBOR Certificateholders in CWMBS, Inc. CHL Mortgage Pass-Through Trust 2006-OA5. for US Federal income tax purposes.

(xxviii) Agreement to Deliver Documents


For the purposes of Section 4(a)(i) and (ii) of the ISDA Form, the parties agree to deliver the following documents as applicable.

(a) Tax forms, documents or other certificates to be delivered are:



Party required to             Form/Document/Certificate              Date by which to be
deliver document                                                     delivered

UBS AG and Counterparty       Any form or document required or       Promptly upon
                              reasonably requested to allow the      reasonable demand by
                              other party to make payments           the other party.
                              without any deduction or
                              withholding for or on account of
                              any Tax, or with such deduction or
                              withholding at a reduced rate.

Counterparty                  To the extent that the Counterparty    (i) Upon execution and
                              is the Transferee, one duly            delivery of this
                              executed and completed U.S.            Confirmation; with such
                              Internal Revenue Service Form W-9      form to be updated as
                              (or successor thereto) executed by     required under
                              such party or parties as may be        applicable U.S.
                              required under applicable U.S.         Treasury Regulations;
                              Treasury Regulations.                  (ii) promptly upon
                                                                     demand by UBS AG
                                                                     and (iii) promptly
                                                                     upon learning
                                                                     that any Form
                                                                     W-9(or any
                                                                     successor thereto)
                                                                     has become
                                                                     obsolete or
                                                                     incorrect.
Counterparty                  To the extent that the Counterparty
                              is UBS Real Estate Securities,
                              Inc., one duly executed and
                              completed U.S. Internal Form W-9
                              (or successor thereto) executed by
                              such party or parties as may be
                              required under applicable U.S.
                              Treasury Regulations.

(b) Other documents to be delivered are:

Party required to deliver   Form/Document/                          Date by which to          Covered by Section 3(d)
document                    Certificate                             be delivered              Representation

UBS AG                      Any documents required by the           Upon the execution and    Yes
                            receiving party to evidence the         delivery of this
                            authority of the delivering party       Agreement and such
                            for it to execute and deliver this      Confirmation
                            Confirmation and to evidence the
                            authority of the delivering party
                            to perform its obligations under
                            this Agreement or the Transaction
                            governed by this



Party required to deliver   Form/Document/                          Date by which to          Covered by Section 3(d)
document                    Certificate                             be delivered              Representation

                            Confirmation

UBS AG                      A certificate of an authorized          Upon the execution and    Yes
                            officer of the party, as to the         delivery of this
                            incumbency and authority of the         Confirmation
                            respective officers of the party
                            signing this Confirmation

(xxix)   Relationship Between Parties

Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written agreement between the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

(d) Eligible Contract Participant. Each party constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended.


References in this clause to "a party" shall, in the case of UBS AG and where the context so allows, include references to any affiliate of UBS AG.

(xxx) Account Details for UBS AG:
Currency:                             USD
Correspondent Bank:                   UBS AG, STAMFORD BRANCH
Swift Address:                        UBSWUS33XXX
Favour:                               UBS AG LONDON BRANCH
Swift Address:                        UBSWGB2LXXX
Account No:                           101-wa-140007-000
Further Credit To:
Swift Address:
Account No:

(xxvii)  Offices

(a) The office of UBS AG for the Interest Rate Cap Transaction is London; and
(b) The office of Counterparty for the Interest Rate Cap Transaction is New
York

Contact Names at UBS AG:

Pre Value Payments:       Pre Value Payment Investigations:      203.719.1110
Post Value Payments:      Post Value Payment Investigations:     203.719.1110
Confirmation Queries:     Confirmation Control:                  203.719.3373
ISDA  Documentation:      Credit Risk Management:                203.719.8184
Swift:                    UBSWGB2L
Fax:                      203.719.0274
Address:                  UBS AG
                          677 Washington Blvd
                          Stamford CT 06901

Address for notices or communications to the Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
101 Barclay Street
New York, NY 10286
MBS Structured Finance Services
Attn: Arthur Rea
Telephone: 212-815-4800
Telephone: 212-815-6093
Fax: 212-815-3986
Email: area@bankofny.com


Payments to Counterparty (effective solely upon Transfer to Counterparty under the Assignment Agreement):

The Bank of New York
New York, NY
ABA#: 021-000-018
GLA#: 111-565
For Further Credit: TAS A/C 530236
Attn: Arthur Rea
Telephone: 212-815-6093

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

This Confirmation may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Yours Faithfully
For and on Behalf of
UBS AG, London Branch

 By:                                        By:


           /s/ Jonathan Moss                           /s/ Jonathan McTernan

 Name:     Jonathan Moss                    Name:      Jonathan McTernan
 Title:    Director                         Title:     Associate Director

      Acknowledged and Agreed by UBS Real Estate Securities, Inc. as of the date first written above:

By:        /s/ Douglas Adelman

Name :     Douglas Adelman
Title :    Associate Director

UBS AG London Branch, 1 Finsbury Avenue, London, EC2M 2PP
UBS AG is a member of the London Stock Exchange and is regulated in the UK by the Financial Services Authority. Representatives of UBS Limited introduce trades to UBS AG via UBS Limited.